                                                                    EXHIBIT 10.3

                                PLEDGE AGREEMENT

      PLEDGE AGREEMENT, dated as of September 30, 1996, by E&S HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as administrative agent (in such capacity, the "Administrative Agent") for the various financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of September 30, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, BofA, as Swing Line Lender, as Fronting Lender and as Administrative Agent for the Lenders, together with Merrill Lynch Capital Corporation, as Documentation Agent for the Lenders, Nationsbank, N.A. (South), as Syndication Agent for the Lenders, and the several financial institutions specifically identified as Co-Agents on the signature pages thereof, for the ratable benefit of the Secured Creditors (as defined below).

                              W I T N E S S E T H:

      WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Credit Extensions (such capitalized term, and other capitalized terms used in these recitals, to have the meanings set forth, or defined by reference, in Section 1) to the Borrower upon the terms of and subject to the conditions set forth therein and (b) one or more Lenders (including those of its Affiliates that have appointed the Administrative Agent to act on such Affiliate's behalf hereunder on terms substantially similar to those set forth in Article X of the Credit Agreement, including the provisions relating to exculpation and indemnification therein) may from time to time enter into Swap Contracts with the Borrower (such Affiliates, together with such Lenders, being referred to herein as "Secured Creditors");

      WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Credit Extensions to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Secured Creditors; and

      WHEREAS, the Borrower is the legal and beneficial owner of the shares of stock (the "Pledged Shares") described on Schedule I hereto (as the same may be supplemented from time to time in accordance with the requirements of the Credit Agreement) and issued by the corporations named therein, which Pledged Shares constitute the percentage of all the issued and outstanding shares of capital stock of such corporations identified on such Schedule I;

      NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and the Secured Creditors to enter into Swap Contracts with the Borrower, the Borrower hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Creditors, as follows:
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      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      (b) "Obligations" means, collectively, (i) the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or any Lender (including interest accruing at the then-applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then-applicable rate provided in the Credit Agreement after, or which would have accrued but for, the filing or commencement of, or which would have accrued but for the filing or commencement of, any Insolvency Proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents, the Letters of Credit, the Acceptances or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and other charges of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Loan Document) and (ii) all obligations and liabilities of the Borrower to any Secured Creditor, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, any Swap Contract or any other document made, delivered or given in connection therewith.

      (c) "Pledge Agreement" means this Pledge Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time.

      (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section references are to Sections of this Pledge Agreement unless otherwise specified. The word "including" is not limiting and means "including without limitation".

      (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Grant of Security. The Borrower hereby transfers, assigns and pledges to the Administrative Agent for the ratable benefit of the Secured Creditors, and hereby grants to the Administrative Agent for the ratable benefit of the Secured Creditors, a security interest in, the following, whether now owned or existing or hereafter acquired or existing (collectively, the "Collateral"):

      (a) the Pledged Shares and the certificates representing the Pledged Shares, any other issued and outstanding shares of the "issuers" listed on
Schedule I, and any interest of the Borrower in the entries on the books of any financial intermediary pertaining to the Pledged Shares or any such other shares, and all dividends, cash, warrants, rights, instruments and
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                                                                               3


other property or proceeds from time to time received, receivable or otherwise distributed in respect or of in exchange for any or all of the Pledged Shares and any such other shares; and

      (b) to the extent not covered by clause (a) above all proceeds of any or all of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to the Borrower or the Administrative Agent from time to time with respect to any of the Collateral.

      3. Security for Obligations. This Pledge Agreement secures the payment of all Obligations of the Borrower. Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Administrative Agent or the Secured Creditors under the Loan Documents and any Swap Contracts but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower.

      4. Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be promptly delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default and without notice to the Borrower, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Shares.

      5. Representations and Warranties. The Borrower represents and warrants as follows:

      (a) The Pledged Shares set forth on Schedule I hereto represent on the date hereof the percentage of all the issued and outstanding capital stock of each direct Subsidiary of the Borrower as identified on such Schedule I.

      (b) The Borrower is the legal and beneficial owner of the Collateral, as indicated on Schedule I, pledged or assigned by the Borrower hereunder free and clear of any Lien, except for the lien and security interest created by this Pledge Agreement or liens permitted under Section 8.

      (c) As of the date of this Pledge Agreement, the Pledged Shares pledged by the Borrower hereunder have been duly authorized and validly issued and are fully paid and non-assessable.

      (d) The execution and delivery by the Borrower of this Pledge Agreement and the pledge of the Collateral pledged by the Borrower hereunder pursuant hereto create a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.
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      (e) The Borrower has full power, authority and legal right to pledge all the Collateral pledged by the Borrower pursuant to this Pledge Agreement and will defend its and the Administrative Agent's title or interest thereto or therein (and in the proceeds thereof) against any and all Liens (other than the Lien of this Pledge Agreement), however arising, and all persons whomsoever.

      (f) The Borrower has furnished to the Administrative Agent true and complete copies as of the date hereof of the charter and/or other organizational documents of, and the bylaws of, each Subsidiary any of the shares of capital stock of which constitute Pledged Shares, and the Borrower is not a party as of the date hereof to any shareholder agreement or other arrangement affecting the voting rights of any capital stock of any such Subsidiary.

      6. Further Assurances. The Borrower agrees that at any time and from time to time, at the expense of the Borrower, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      7. Voting Rights; Dividends and Distributions; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

            (i) The Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Loan Documents.

            (ii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the Borrower (at the Borrower's expense) all such proxies and other instruments as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

      (b) Subject to paragraph (c) below, the Borrower shall be entitled to receive and retain and use, free and clear of the Lien of this Pledge Agreement, any and all dividends, distributions and interest paid in respect of the Collateral; provided, however, that any and all dividends and other distributions in equity securities included in the Collateral shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of the Borrower and be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

      (c) Upon written notice to the Borrower by the Administrative Agent following the occurrence and during the continuance of an Event of Default:
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            (i) all rights of the Borrower to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default;

            (ii) all rights of the Borrower to receive the dividends, distributions, principal and interest payments that the Borrower would otherwise be authorized to receive and retain pursuant to Section 7(b) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments during the continuance of such Event of Default;

            (iii) all dividends, principal and interest payments that are received by the Borrower contrary to the provisions of Section 7(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Borrower and shall forthwith be paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsements); and

            (iv) in order to permit the Administrative Agent to receive all dividends and other distributions to which it may be entitled under Section 7(b), to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 7(c)(i), and to receive all dividends, distributions, principal and interest payments and other distributions that it may be entitled to receive under Section 7(c)(ii), the Borrower shall, if necessary, upon written notice from the Administrative Agent, from time to time execute and deliver to the Administrative Agent, appropriate proxies, dividend payment orders and other instruments as the Administrative Agent may reasonably request.

      8. Transfers and Other Liens; Additional Collateral; Documents; Etc. The Borrower shall:

      (a) not (i) except as permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien under this Pledge Agreement, provided that in the event the Borrower sells assets permitted by the Credit Agreement in accordance with the terms of the Credit Agreement and such assets are or include Collateral, the Administrative Agent shall (at the expense of the Borrower) release such Collateral to the Borrower free and clear of the lien and security interest under this Pledge Agreement concurrently with the consummation of such sale;

      (b) (i) except as may be permitted by the Credit Agreement, cause each issuer of Pledged Shares not to issue any stock or other securities in substitution for the Pledged Shares issued by such issuer, except to the Borrower, (ii) pledge hereunder, immediately upon the issuance thereof, any and all additional shares of stock or other securities of each such issuer of
Pledged Shares and (iii) not permit the issuance of any additional shares of stock of such
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                                                                               6


issuer unless permitted by the Credit Agreement and, if so permitted, any proceeds thereof required to be applied under the Credit Agreement are so applied in accordance therewith or, if any such additional shares are issued to the Borrower, such additional shares are immediately pledged hereunder upon the issuance thereof; and

      (c) not amend, supplement or otherwise modify, and shall not permit the amendment, supplementation or other modification of, the charter or other organizational documents or the bylaws of any Subsidiary any of the capital stock of which constitute Pledged Shares in any respect that would be materially adverse to the interests or position of the Administrative Agent or the Secured Creditors hereunder or in connection herewith, and shall not, and shall not permit any Subsidiary any of the capital stock of which constitutes Pledged Shares to, enter into or agree to any shareholder or other agreement that would be materially adverse to the interests or position of the Administrative Agent or the Secured Creditors hereunder or in connection herewith;

provided, however, that, notwithstanding any provision to the contrary contained herein or in any other Loan Document, the Borrower shall, at all times during the period from the date hereof until the payment in full in cash of the Obligations, the termination of all Commitments, the termination or expiration of all Letters of Credit and Swap Contracts and the maturing of all Acceptances, have pledged to the Administrative Agent for the ratable benefit of the Secured Creditors pursuant to the terms of this Pledge Agreement all of the outstanding shares of the capital stock of each direct Restricted Subsidiary of the Borrower, provided that, in the event such Subsidiary is a Foreign Subsidiary, the Borrower shall not be required to have so pledged to the Administrative Agent more than 65% of the outstanding shares of the capital stock of such Subsidiary.

      9. Administrative Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Administrative Agent as the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise to take any action and to execute any instrument, in each case after the occurrence and during the continuance of an Event of Default, that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, endorse and collect all instruments made payable to the Borrower representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same and otherwise to collect on any Collateral or enforce the rights of the Administrative Agent with respect thereto. The Borrower hereby acknowledges, consents and agrees that this power of attorney is irrevocable and coupled with an interest.

      10. The Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative
Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Administrative Agent or any Secured
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Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property or if the Administrative Agent decides to take any action for such purpose that has been requested by the Borrower (it being understood and agreed that the failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care and that the Administrative Agent is not obligated to comply with any such request unless otherwise required to do so hereunder or under the Credit Agreement).

      11. Remedies. If any Event of Default shall have occurred and be continuing:

      (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured creditor upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "UCC") and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, the Borrower hereby waives any claim against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

      (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.4 and 11.5 of the Credit Agreement) by the Administrative Agent for the ratable benefit of the Secured Creditors in the following order: first, against Obligations consisting of unpaid and outstanding interest on the Loans, second, ratably against Obligations consisting of unpaid and outstanding principal of the Loans, Obligations then due and owing under all outstanding
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Swap Contracts and Obligations consisting of unreimbursed and owing Special
Facility Obligations and other similar obligations, third, to collateralize Obligations consisting of Special Facility Obligations and other similar obligations, and fourth, against any other remaining Obligations. The Administrative Agent may assume that no Obligations are outstanding with respect to Swap Contracts unless it has received written notice thereof in accordance with this Pledge Agreement prior to any such application by it, and if so notified may rely upon and deal with the Secured Creditor party to such Swap Contract as to Obligations thereunder. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations (other than indemnities, costs and expenses that survive termination of a Loan Document but as to which demand for payment has not then been made), the termination of all Commitments, the termination or expiration of all Letters of Credit and the maturity of all Acceptances shall be paid over to the Borrower or to any other Person notified in writing to the Administrative Agent that may be lawfully entitled to receive such surplus.

      (c) The Administrative Agent may exercise any and all rights and remedies of the Borrower in respect of the Collateral.

      (d) All payments received by the Borrower after the occurrence and during the continuance of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Borrower and, upon written notice to the Borrower from the Administrative Agent, shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

      (e) The Borrower shall remain liable to the extent of any deficiency.

      (f) The Borrower agrees that in any sale of any of the Collateral in the exercise of remedies hereunder whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is reasonably necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Borrower further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Borrower for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      12. Amendments, etc. with Respect to the Obligations; Waiver of Rights.
The Borrower shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Borrower and without notice to or further assent by the Borrower, any
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demand for payment of any of the Obligations made by the Administrative Agent or any Secured Creditor may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Creditor, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith and the Swap Contracts and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the required Lenders under the terms of the Credit Agreement, as the case may be, or, in the case of any Swap Contracts, the Secured Creditor party thereto) may deem advisable from time to time (in accordance with the Credit Agreement or such Swap Contract, as applicable), and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against the Borrower, the Administrative Agent or any Secured Creditor may, but shall be under no obligation to, make a similar demand on any other pledgor, or any other provider of collateral or guarantor, and any failure by the Administrative Agent or any Secured Creditor to make any such demand or to collect any payments from the Borrower or any other pledgor, provider of collateral or guarantor, and any release of the Borrower or any other pledgor, provider of collateral or guarantor shall not relieve the Borrower of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Secured Creditor against the Borrower. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      13. Continuing Security Interest, Assignments Under the Credit Agreement. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full in cash of the Obligations (other than indemnities, costs and expenses that survive termination of a Loan Document but as to which demand for payment has not then been made), the termination of all Commitments, the termination or expiration of all Letters of Credit and the maturing of all Acceptances, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations, (b) be binding upon the Borrower, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Secured Creditors and their respective successors, transferees and assigns.

Without limiting the foregoing clause (c), any Secured Creditor may assign or otherwise transfer (in whole or in part) any Note, Loan or other Obligation held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Creditor under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such
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                                                                              10


assignment or transfer, and to the provisions of Section 11.8 and Article X of the Credit Agreement.

      14. Reinstatement. This Pledge Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Creditor upon the filing or commencement of any Insolvency Proceeding in respect of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

      15. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 11.2 of the Credit Agreement.

      16. Counterparts. This Pledge Agreement may be executed by the Borrower and the Administrative Agent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Pledge Agreement signed by the Borrower and the Administrative Agent shall be lodged with the Administrative Agent and the Borrower.

      17. Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      18. Integration; Loan Document. This Pledge Agreement represents the entire agreement of the Borrower and the Administrative Agent with respect to the subject matter hereof and there are no agreements relative to the subject matter hereof not reflected herein or, to the extent expressly referred to herein, in the other Loan Documents. This Pledge Agreement constitutes a Loan Document and, as such, is subject to the provisions of Section 11.15 of the Credit Agreement (Governing Law and Jurisdiction) and Section 11.16 of the Credit Agreement (Waiver of Jury Trial).

      19. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Administrative Agent in accordance with Section 11.1 of the Credit Agreement.

      (b) Neither the Administrative Agent nor any Secured Creditor shall by any act (except by a written instrument pursuant to Section 19(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall
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                                                                              11


preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such Secured Creditor would otherwise have on any future occasion.

      (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      20. Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      21. Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Administrative Agent and the Secured Creditors and their successors and assigns, except that the Borrower may not assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Administrative Agent.

      22. Protection of Collateral. The Administrative Agent may from time to time take any action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, and at any time after and during the continuance of an Event of Default, the Administrative Agent may from time to time, at its option and at the expense of the Borrower, perform any act which the Borrower agrees hereunder to perform and which the Borrower shall fail to perform.

      23. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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

                                                                              12


      IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                       E&S HOLDINGS CORPORATION


                                       By /s/ W. Michael Kipphut
                                          ------------------------------------
                                          Name:   W. Michael Kipphut
                                          Title:  Treasurer and Vice President



                                       BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS
                                          ASSOCIATION, as Administrative
                                          Agent


                                       By /s/ Eugene F. Martin
                                          ------------------------------------
                                          Name:   Eugene F. Libra
                                          Title:  Vice President

                                                                      SCHEDULE I
                                                         TO THE PLEDGE AGREEMENT

                                 PLEDGED SHARES


                                                                     Percentage
                                 Class of        Stock      Number       of
                                 Stock/Par    Certificate     of     Outstanding
Issuer                             Value         No(s)      Shares     Shares
-----------------------------   -----------   -----------   -------  -----------

Spalding & Evenflo Companies,     Common          C 2       190,000     100%
Inc.                            Stock/$1.00